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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 JANUARY 5, 2004
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                Date of Report (Date of earliest event reported)

                                 ORAGENICS, INC.
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             (Exact name of registrant as specified in its charter)

          FLORIDA                   333-100568                    59-3410522
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

                              12085 RESEARCH DRIVE
                             ALACHUA, FLORIDA 32615
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           (Address of principal executive offices including zip code)

                                 (386) 418-4018
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               Registrant's telephone number, including area code

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                                      NONE
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         (Former name or former address, if changed since last report.)
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ITEM 7. FINANCIAL INFORMATION AND EXHIBITS

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EXHIBIT NO.     DESCRIPTION
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99.1            Press Release
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ITEM 9. REGULATION FD DISCLOSURE

      Oragenics, Inc. announces today that all Series A common stock warrants have been exercised and that it has engaged MontRidge, LLC to provide investor relations consulting services.

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                                   SIGNATURES

      In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 5th day of January, 2004.

                                        ORAGENICS, INC.
                                        (REGISTRANT)


                                        BY: /s/ Mento A. Soponis
                                           -------------------------------------
                                           Mento A. Soponis
                                           President, Principal Executive
                                           Officer and a member of the Board of
                                           Directors.